UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2023

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (18 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On May 14, 2023, ONEOK, Inc., an Oklahoma corporation (NYSE: OKE) (“ONEOK”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Otter Merger Sub, LLC, a Delaware limited liability company and a newly formed, wholly owned subsidiary of ONEOK (“Merger Sub”), and Magellan Midstream Partners, L.P. (NYSE: MMP), a Delaware limited partnership (“Magellan”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Magellan (the “Merger”), with Magellan continuing as the surviving entity (the “Surviving Entity”) and a wholly-owned subsidiary of ONEOK. On May 14, 2023, the board of directors of ONEOK, and the board of directors of Magellan GP, LLC, Magellan’s general partner (“Magellan GP”) unanimously approved the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each common unit of Magellan (each, a “Magellan Unit”) issued and outstanding as of immediately prior to the Effective Time (other than Magellan units owned by Magellan or its wholly owned subsidiaries or by ONEOK or its wholly owned subsidiaries) will be converted into and will thereafter represent the right to receive the following merger consideration: (i) 0.667 (the “Exchange Ratio”) shares of common stock of ONEOK, par value $0.01 (the “ONEOK Shares” and such consideration, the “Equity Consideration”), and (ii) cash in the amount of $25.00 (the “Cash Consideration” and, together with the Equity Consideration, the “Merger Consideration”). As of the Effective Time, the general partner interest in the Surviving Entity will remain unchanged and outstanding and Magellan GP, as the holder of such general partner interest, will continue as the sole general partner of the Surviving Entity and an indirect wholly owned subsidiary of ONEOK.

Each award of phantom units and performance phantom units of Magellan will be treated as follows:

•

at the Effective Time, each award of time-vesting phantom units (each, a “Magellan RSU Award”), whether vested or unvested, that is outstanding immediately prior to the Effective Time, will be assumed by ONEOK and converted into a phantom unit award relating to a number of ONEOK Shares equal to the number of Magellan Units subject to such Magellan RSU Award immediately prior to the Effective Time multiplied by a ratio equal to the Cash Consideration divided by the volume-weighted average closing price of one ONEOK Share as reported on the New York Stock Exchange (the “NYSE”) for the ten (10) consecutive full trading days (in which such ONEOK Shares are traded on the NYSE) ending at the close of trading on the full trading day immediately preceding (and not including) the closing date plus the Exchange Ratio (such ratio, the “Equity Exchange Ratio”), rounded up or down to the nearest whole ONEOK Share and otherwise subject to the same terms and conditions of such Magellan RSU Award; and

•

at the Effective Time, each award of performance phantom units (each, a “Magellan PSU Award”), whether vested or unvested, that is outstanding immediately prior to the Effective Time, will be assumed by ONEOK and converted into a phantom unit award relating to a number of ONEOK Shares equal to the number of Magellan Units subject to such Magellan PSU Award immediately prior to the Effective Time, assuming achievement of the applicable performance based vesting condition at the maximum level, multiplied by the Equity Exchange Ratio, rounded up or down to the nearest whole ONEOK Share and otherwise subject to the same terms and conditions of such Magellan PSU Award (other than the performance-based vesting conditions); provided, however, such assumed award or the relevant portion thereof will be paid to the holder thereof no later than March 15th of the year following the calendar year in which any substantial risk of forfeiture, within the meaning of Internal Revenue Code Section 409A, lapses with respect to such assumed award or the relevant portion thereof.

Each of ONEOK and Magellan has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative acquisition proposals. However, if such party receives an unsolicited, bona fide acquisition proposal that did not result from a material breach of the non-solicitation provisions of the Merger Agreement and ONEOK’s or Magellan GP’s board of directors, or any committee thereof, as applicable, concludes, after consultation with its financial advisors and outside legal counsel, that such unsolicited, bona fide acquisition proposal constitutes, or could reasonably be expected to result in, a superior offer, such party may furnish non-public information regarding it or any of its subsidiaries and engage in discussions and negotiations with such third party in response to such unsolicited, bona fide acquisition proposal; provided that each party provides notice and furnishes any non-public information provided to the maker of the acquisition proposal to each party substantially concurrently with providing such non-public information to the maker of the acquisition proposal.

The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including: (i) adoption of the Merger Agreement by holders of a majority of the outstanding Magellan Units, (ii) approval of the issuance of ONEOK Shares in connection with the Merger by a majority of the votes cast at the shareholder meeting of ONEOK, (iii) absence of any court order or regulatory injunction prohibiting completion of the Merger, (iv) expiration or termination of (a) all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and (b) any agreement with any governmental entity not to consummate the transactions contemplated by the Merger Agreement, (v) effectiveness of ONEOK’s registration statement on Form S-4 to register the ONEOK Shares to be issued in the Merger, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vii) the authorization for listing of ONEOK Shares to be issued in the Merger on the NYSE, and (viii) compliance by the other party in all material respects with its covenants.

ONEOK and Magellan have each made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of ONEOK’s and Magellan’s business between the date of the signing of the Merger Agreement and the closing date of the Merger and (ii) the efforts of the parties to cause the Merger to be completed, including actions which may be necessary to cause the expiration or termination of any waiting periods under the HSR Act. Pursuant to the terms of the Merger Agreement, ONEOK, Merger Sub and Magellan must use their reasonable best efforts to obtain antitrust clearance in order to facilitate closing of the Merger. ONEOK has also agreed to use its reasonable best efforts to obtain the financing contemplated by the Debt Commitment Letter (as defined below), or an alternative financing transaction, and Magellan has agreed to use its reasonable best efforts to provide customary assistance as reasonably requested by ONEOK in connection with the arrangement of the debt financing contemplated by the Debt Commitment Letter or an alternative financing transaction.

The Merger Agreement contains certain termination rights for ONEOK and Magellan. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, Magellan may be required to reimburse ONEOK’s expenses up to $125.0 million or pay ONEOK a termination fee equal to $275.0 million less any expenses previously paid. Further, ONEOK may be required to reimburse Magellan’s expenses up to $75.0 million or pay Magellan a termination fee equal to $450.0 million, less any expenses previously paid.

In connection with, and concurrently with entry into, the Merger Agreement, ONEOK entered into a debt commitment letter dated May 14, 2023 (the “Debt Commitment Letter”) with Goldman Sachs Bank USA (the “Bank”) pursuant to which the Bank has agreed to provide ONEOK with an unsecured 364-day bridge loan facility in an aggregate principal amount of $5.25 billion on the terms and subject to the conditions set forth in the Debt Commitment Letter for the purposes of financing the transactions contemplated by the Merger Agreement. The obligations of the Bank to provide the debt financing under the Debt Commitment Letter are subject to a number of customary conditions.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about ONEOK, Magellan or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ONEOK,

Magellan or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ONEOK’s or Magellan’s public disclosures.

Item 8.01.	Other Events.

On May 14, 2023, ONEOK and Magellan issued a joint press release announcing the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this report that address activities, events or developments that ONEOK or Magellan expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between ONEOK and Magellan (the “proposed transaction”), the expected closing of the proposed transaction and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including maintaining current ONEOK management, enhancements to investment-grade credit profile, an expected accretion to earnings and free cash flow, dividend payments and potential repurchases, increase in value of tax attributes and expected impact on EBITDA. Information adjusted for the proposed transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. These include the risk that ONEOK’s and Magellan’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the possibility that shareholders of ONEOK may not approve the issuance of new shares of ONEOK common stock in the proposed transaction or that shareholders of ONEOK or unitholders of Magellan may not approve the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the risk the parties do not receive regulatory approval of the proposed transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that ONEOK may not be able to secure the debt financing necessary to fund the cash consideration required for the proposed transaction; the risk that changes in ONEOK’s capital structure and governance could have adverse effects on the market value of its securities; the ability of ONEOK and Magellan to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on ONEOK’s and Magellan’s operating results and business generally; the risk the proposed transaction could distract management from ongoing business operations or cause ONEOK and/or Magellan to incur substantial costs; the risk of any litigation relating to the proposed transaction; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; the impact of the COVID-19 pandemic, any related economic downturn and any related substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s or Magellan’s control, including those detailed in ONEOK’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on ONEOK’s website at www.oneok.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, and those detailed in Magellan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on

Magellan’s website at www.magellanlp.com and on the website of the SEC. All forward-looking statements are based on assumptions that ONEOK and Magellan believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither ONEOK nor Magellan undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Merger Will Be Filed with the SEC and Where to Find It

In connection with the proposed transaction between ONEOK and Magellan, ONEOK intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of ONEOK’s common stock to be issued in connection with the proposed transaction. The Registration Statement will include a document that serves as a prospectus of ONEOK and joint proxy statement of ONEOK and Magellan (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ONEOK AND MAGELLAN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONEOK AND MAGELLAN, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

After the Registration Statement has been declared effective, a definitive joint proxy statement/prospectus will be mailed to shareholders of ONEOK and unitholders of Magellan. Investors will be able to obtain free copies of the Registration Statement and the joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by ONEOK and Magellan with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by ONEOK, including the joint proxy statement/prospectus (when available), will be available free of charge from ONEOK’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by Magellan, including the joint proxy statement/prospectus (when available), will be available free of charge from Magellan’s website at www.magellanlp.com under the “Investors” tab.

Participants in the Solicitation

ONEOK and certain of its directors, executive officers and other members of management and employees, Magellan, and certain of the directors, executive officers and other members of management and employees of Magellan GP, which manages the business and affairs of Magellan, may be deemed to be participants in the solicitation of proxies from ONEOK’s shareholders and the solicitation of proxies from Magellan’s unitholders, in each case with respect to the proposed transaction. Information about ONEOK’s directors and executive officers is available in ONEOK’s Annual Report on Form 10-K for the 2022 fiscal year filed with the SEC on February 28, 2023 and its definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on April 5, 2023, and in the joint proxy statement/prospectus (when available). Information about Magellan’s directors and executive officers is available in its Annual Report on Form 10-K for the 2022 fiscal year and its definitive proxy statement for the 2023 annual meeting of unitholders, each filed with the SEC on February 21, 2023, and the joint proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Shareholders of ONEOK, unitholders of Magellan, potential investors and other readers should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits

2.1*	Agreement and Plan of Merger, dated as of May 14, 2023, by and among ONEOK, Inc., Otter Merger Sub, LLC and Magellan Midstream Partners, L.P.

99.1	Press Release, dated May 14, 2023, issued by ONEOK

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). ONEOK agreed to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: May 15, 2023	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development